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SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
FIVE STAR QUALITY CARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIVE STAR QUALITY CARE, INC.
400 Centre Street
Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 11, 2005

To the shareholders of Five Star Quality Care, Inc.:

        Notice is hereby given that the annual meeting of shareholders of Five Star Quality Care, Inc., a Maryland corporation, will be held at 3:00 p.m. on Wednesday, May 11, 2005, at 400 Centre Street, Newton, Massachusetts, for the following purposes:

1.
To elect two directors in Group I to our board.

2.
To consider and act upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

        The board has fixed the close of business on March 1, 2005, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof.

By Order of the Board,
EVRETT W. BENTON, Secretary
April 12, 2005

WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

FIVE STAR QUALITY CARE, INC.
400 Centre Street
Newton, Massachusetts 02458

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, May 11, 2005

INTRODUCTION

        A notice of the annual meeting of shareholders of Five Star Quality Care, Inc., a Maryland corporation, or the company, is on the preceding page and a form of proxy solicited by our board of directors, or the board, is enclosed. We are paying the cost of this solicitation. In addition to solicitation by mail, our directors and officers may solicit proxies personally or by telephone or e-mail. This proxy statement and the attached form of proxy are being first sent to shareholders on or about April 12, 2005, together with a copy of our annual report to shareholders for the year ended December 31, 2004, including our audited financial statements.

        The annual meeting record date is March 1, 2005. Only shareholders of record as of the close of business on March 1, 2005, are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof. We had 12,227,634 shares of common stock, $.01 par value per share, or common shares, outstanding on the record date and entitled to vote at the meeting. The holders of our outstanding common shares are entitled to one vote per common share.

        Common shares represented by valid proxies will count for the purpose of determining the presence of a quorum for the meeting and will be voted as specified in the proxies. If no specification is made by the shareholder, the common shares will be voted FOR the election of our board's nominees. To be elected, each nominee for our board must receive the affirmative vote of a majority of our common shares entitled to vote at the meeting. Common shares represented by valid proxies marked "Withhold" as to one or both nominees will not be counted as voting in favor of the applicable nominee or nominees for director and accordingly will have the effect of a vote against the nominee or nominees for director. A shareholder giving a proxy may revoke it any time prior to its exercise by delivering to our Secretary a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting his or her common shares in person.

        If you do not give a proxy to vote your common shares, your brokerage firm may either leave your common shares unvoted or may vote your common shares on routine matters including the proposal before the meeting. If your brokerage firm signs and returns a proxy card on your behalf, but does not indicate how the common shares should be voted, the common shares represented on the proxy card will be voted FOR the election of our board's nominees.

        Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Item 1. Election of two directors in Group I to our board.

        The number of our directors is currently fixed at five, and our board is currently divided into three groups, with two directors in Group I, two directors in Group II and one director in Group III. Directors in each group are elected for three year terms and until their successors are elected and qualify.

        Our business is conducted under the general direction of our board as provided by our charter, our bylaws and the laws of the State of Maryland, the state in which we were reincorporated on September 17, 2001.

        Three of our directors, Bruce M. Gans, M.D., Barbara D. Gilmore and Arthur G. Koumantzelis, are our independent directors as defined by currently applicable corporate governance standards of the American Stock Exchange, or AMEX. In determining independence pursuant to AMEX standards, each year our board affirmatively determines whether directors have a material relationship with us, including our subsidiaries, that would interfere with the exercise of independent judgment. When assessing a director's relationship with us, the board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. In making its determination with respect to the three directors, the board considered the fact that Mr. Koumantzelis served on the Board of Senior Housing Properties Trust, or SNH, our landlord, from 1999 until October 2003, and that Dr. Gans served on the Board of SNH from 1999 to 2001, and determined that such former relationships would not interfere with the exercise of their independent judgment as our directors.

        During 2004, our board held ten meetings, our audit committee held ten meetings, our compensation committee held two meetings and our quality of care committee held three meetings. Our nominating and governance committee held its first meeting in January 2005. During 2004, each director attended 75% or more of the total number of meetings of our board and any committee of which he or she was a member during the time in which he or she served on our board or such committee. All of our directors attended last year's annual meeting of shareholders.

        In 2004, each independent director received an annual fee of $20,000 for services as a director, plus a fee of $500 for each meeting attended. Up to two $500 fees were paid if a board meeting and one or more board committee meetings were held on the same date. In 2004, the chairpersons of our audit committee, compensation committee and nominating and governance committee received an additional $5,000, $1,000 and $1,000, respectively. In 2004, the chairperson of our quality of care committee, Dr. Gans, received an additional $10,000. In addition, in 2004 each director received a grant of 4,000 of our common shares as part of his or her annual compensation. We generally reimburse all our directors for travel expenses incurred in connection with their duties as directors.

        The present directors in Group I are Barry M. Portnoy and Barbara D. Gilmore. The term of Group I directors elected at the meeting will expire at our 2008 annual meeting of shareholders. Pursuant to a recommendation of our nominating and governance committee, the board has nominated Mr. Portnoy and Ms. Gilmore for reelection as Group I directors. The persons named in the enclosed proxy intend to exercise properly executed and delivered proxies for the election of Mr. Portnoy and Ms. Gilmore, except to the extent that proxy cards indicate that the votes should be withheld for one or both nominees. SNH, Gerard M. Martin and Mr. Portnoy, who have voting control over 321,743.8 common shares (2.6% of our common shares outstanding and entitled to vote at the meeting), intend to vote FOR the election of Mr. Portnoy and Ms. Gilmore as Group I directors.

        The board recommends a vote FOR the election of Barry M. Portnoy and Barbara D. Gilmore as Group I directors.

NOMINEES FOR TERM EXPIRING IN 2008

        The following are the ages and recent principal occupations as of March 1, 2005, of Mr. Portnoy and Ms. Gilmore:

BARRY M. PORTNOY, Age: 59

        Mr. Portnoy has been one of our managing directors since 2001. Mr. Portnoy also has been a managing trustee of HRPT Properties Trust, or HRPT, Hospitality Properties Trust, or HPT, and SNH since 1986, 1995 and 1999, respectively. Mr. Portnoy was a director and 50% owner of FSQ, Inc., or FSQ, from 2000 until it was acquired by us in January 2002. Mr. Portnoy is chairman and 50% beneficial owner of Reit Management & Research LLC, or RMR, and of RMR Advisors, Inc., a registered investment advisor. Mr. Portnoy also has been a trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund since 2003, 2004 and 2004, respectively.

BARBARA D. GILMORE, R.N., Age: 54

        Ms. Gilmore has been one of our directors since January 2004. Ms. Gilmore has served as a clerk to Judge Joel B. Rosenthal of the United States Bankruptcy Court, Western Division of the District of Massachusetts, since August 2001. Ms. Gilmore was a partner at Sullivan & Worcester LLP from 1993 to 2000. Ms. Gilmore is also a registered nurse and practiced and taught nursing for several years before attending law school.

        In addition to Mr. Portnoy and Ms. Gilmore, the following persons currently serve on our board or as our executive officers. The following information is as of March 1, 2005:

CONTINUING DIRECTORS

ARTHUR G. KOUMANTZELIS, Age: 74

        Mr. Koumantzelis has been one of our directors since 2001. Mr. Koumantzelis has been the President and Chief Executive Officer of Gainesborough Investments LLC, a private investment company, since June 1998. Mr. Koumantzelis is also a trustee of a number of privately held business trusts and has other business interests. Mr. Koumantzelis has been a trustee of HPT, RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund since 1995, 2003, 2004 and 2004, respectively. Mr. Koumantzelis was a trustee of SNH from 1999 until his resignation in October 2003. Mr. Koumantzelis is a Group II director and will serve until our 2006 annual meeting of shareholders.

GERARD M. MARTIN, Age: 70

        Mr. Martin has been one of our managing directors since 2001. Mr. Martin also has been a managing trustee of HRPT, HPT and SNH since 1986, 1995 and 1999, respectively. Mr. Martin was a director and 50% owner of FSQ from 2000 until it was acquired by us in 2002. Mr. Martin is a director and 50% beneficial owner of RMR and of RMR Advisors, Inc. Mr. Martin also has been a trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund since 2003, 2004 and 2004, respectively. Mr. Martin is a Group II director and will serve until our 2006 annual meeting of shareholders.

BRUCE M. GANS, M.D., Age: 58

        Dr. Gans has been one of our directors since 2001. Dr. Gans has been Chief Medical Officer at the Kessler Institute for Rehabilitation since June 2001. He is also a Professor of Physical Medicine and Rehabilitation at UMDNJ-New Jersey Medical School. From 1999 to 2001, Dr. Gans was Senior Vice President for Continuing Care and Chairman of Physical Medicine and Rehabilitation at North Shore Long Island Jewish Health System and Professor of Physical Medicine and Rehabilitation at the Albert Einstein College of Medicine in New York City. From 1989 to 1999, Dr. Gans was a Professor and chairman of the Department of Physical Medicine and Rehabilitation at Wayne State University and a Senior Vice President of the Detroit Medical Center. Dr. Gans was a trustee of HRPT from 1995 to 1999. Dr. Gans served as a trustee of SNH from 1999 to 2001, when he resigned to join our board. Dr. Gans is a Group III director and will serve until our 2007 annual meeting of shareholders.

EXECUTIVE OFFICERS

EVRETT W. BENTON, Age: 56

        Mr. Benton has been our President, Chief Executive Officer and Secretary since 2001. Mr. Benton served as President and Chief Executive Officer of FSQ from 2000 until it was acquired by us in January 2002. From 1999 until FSQ began operations in 2000, Mr. Benton served as a business and legal consultant to RMR and SNH in connection with their negotiations with former tenants of SNH. Since 2000, Mr. Benton has been a Vice President of RMR. From 1997 to 1999, Mr. Benton was an independent consultant working in the healthcare and real estate industries. Mr. Benton is an attorney, and prior to 1997, he served as general counsel and chief administrative officer of a large publicly held healthcare services company and as a practicing attorney.

ROSEMARY ESPOSITO, R.N., Age: 62

        Ms. Esposito has been our Senior Vice President, Chief Operating Officer and Chief Clinical Officer since 2001. Ms. Esposito has also been our Chief Clinical Officer since June 2002. Ms. Esposito served as Senior Vice President and Chief Operating Officer of FSQ from 2001 until it was acquired by us in January 2002. From 1999 to 2001, Ms. Esposito was Vice President and Chief Operating Officer of Lenox Healthcare, Inc., a company in the business of providing community based healthcare services. From 1996 to 1999, Ms. Esposito was Vice President of Clinical Services of Lenox Healthcare, Inc.

MARYANN HUGHES, Age: 57

        Ms. Hughes has been our Vice President and Director of Human Resources since 2001. Ms. Hughes served as a Vice President and Director of Human Resources for FSQ from 2000 until it was acquired by us in January 2002. From 1996 to 2000, Ms. Hughes was Senior Vice President of Human Resources for Olympus Healthcare Group, Inc., a company in the business of providing community based healthcare services.

BRUCE J. MACKEY JR., Age: 34

        Mr. Mackey has been our Treasurer, Chief Financial Officer and Assistant Secretary since 2001. Mr. Mackey served as Treasurer and Chief Financial Officer of FSQ from 2001 until it was acquired by us in January 2002. Mr. Mackey has been a Vice President of RMR since 2001 and has served in various capacities with RMR and its affiliates for over five years. Mr. Mackey is a certified public accountant.

        There are no family relationships among any of our directors or executive officers. Our executive officers serve at the discretion of our board.

BOARD COMMITTEES

        We have an audit committee, a compensation committee, a nominating and governance committee and a quality of care committee. With the exception of the quality of care committee, each of the above committees is comprised of Dr. Gans, Ms. Gilmore and Mr. Koumantzelis, who are independent under applicable AMEX listing standards and each committee's respective charter. Dr. Gans, Mr. Martin and Ms. Gilmore constitute our quality of care committee.

        The primary function of our audit committee is to select our independent auditors and to assist the board in fulfilling its responsibilities for oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the independent auditor's qualifications and independence; and (4) the performance of our internal audit function. The board has determined that Mr. Koumantzelis is our audit committee financial expert and is "independent" as defined by the rules of the Securities and Exchange Commission, or SEC, and the AMEX. The board's determination that Mr. Koumantzelis is a financial expert was based upon his prior experiences as: (i) a certified public accountant who audited several publicly owned companies; (ii) the chief financial officer of a company required to file SEC reports; (iii) a member of our audit committee and of the audit committees of other publicly owned companies; and (iv) president and chief executive officer of Gainesborough Investments LLC and its affiliates which own significant positions in both public and private companies. On March 31, 2005, we amended our audit committee's charter to reflect the audit committee's new responsibility of overseeing our Compliance Program, which was recently adopted by our board. A copy of the amended audit committee charter is attached to this proxy statement as Appendix A.

        The compensation committee's primary responsibilities include: (1) evaluating the services provided by, and compensation paid to, individuals who serve as our Chief Executive Officer, Treasurer and other executive officers, and as our director of internal audit; (2) evaluating compensation paid to employees; (3) reviewing, evaluating and approving our management and administrative service agreement(s); (4) evaluating the performance by any manager and administrative services provider, and compensation paid under any management and administrative service agreement(s); and (5) the approval, evaluation and administration of all of our equity compensation plans.

        The responsibilities of our nominating and governance committee include: (1) identification of individuals qualified to become members of our board and recommending to the board the director nominees for each annual meeting of shareholders or when vacancies occur; (2) development and recommendation to the board of a set of governance principles; and (3) evaluation of the performance of our board.

        The primary function of our quality of care committee is to review the quality of healthcare services provided at communities which we operate or are operated by others for our account.

        Our policy with respect to board members' attendance at our annual meetings of shareholders can be found in our governance guidelines, the full text of which appears at our website at www.5sqc.com.

In addition to our governance guidelines, copies of the charters of our audit, compensation, nominating and governance and quality of care committees, as well as our Code of Business Conduct and Ethics, may be obtained free of charge by writing to our Secretary, Five Star Quality Care, Inc., 400 Centre Street, Newton, MA 02458 or at our website, www.5sqc.com.

COMMUNICATIONS WITH DIRECTORS

        Any shareholder or other interested party who desires to communicate with our independent directors or any other directors, individually or as a group, may do so by filling out a report at our website (www.5sqc.com), by calling our toll-free confidential message system at 866 230-1286, or by writing to the party for whom the communication is intended, care of our director of internal audit, Five Star Quality Care, Inc., 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

MEETINGS BY INDEPENDENT DIRECTORS

        Pursuant to our governance guidelines, our independent directors, who constitute our non-management directors, meet at least once each year without management. The presiding director at these meetings is the chair of our audit committee, unless the independent directors in attendance select another independent director to preside.

SELECTION OF CANDIDATES FOR DIRECTORS;
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS

        Our board has established governance guidelines which, among other matters, set forth the qualifications for service on our board of directors. These guidelines may be changed from time to time by our board upon the recommendation of our nominating and governance committee. Our board makes nominations of persons to be elected by shareholders as directors. Our board also elects directors to fill board vacancies which may occur from time to time. In both these circumstances, our board will act upon recommendations made by our nominating and governance committee.

        It is the policy of our nominating and governance committee to consider candidates for election as directors who are recommended by our shareholders pursuant to the procedures set forth below.

        If a shareholder who is entitled to do so under our bylaws desires to recommend an individual for membership on the board, then that shareholder must provide a written notice to the chair of the nominating and governance committee and to our Secretary, Five Star Quality Care, Inc., 400 Centre Street, Newton, MA 02458. In order for a recommendation to be considered by the nominating and governance committee, this notice must be received within the 30-day period ending on the last date on which shareholders may give timely notice for director nominations under our bylaws and applicable state and federal law, and must contain, at a minimum, the following:

        (A)  as to each person whom the shareholder proposes to recommend for election or reelection as a director,

          (1)   such person's name, age, business address and residence address,

          (2)   the class, series and number of our shares of beneficial interest that are beneficially owned or owned of record by such person,

          (3)   the date such shares were acquired and the investment intent of such acquisition,

          (4)   the record of all purchases and sales of our securities by such person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, and

          (5)   all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to the SEC's proxy rules, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

        (B)  as to the shareholder giving the notice and any shareholder associated person (defined below), the class, series and number of our shares which are owned of record by such shareholder and by such shareholder associated person, if any, and the class, series and number of, and the nominee holder for, shares owned beneficially but not of record by such shareholder and by any such shareholder associated person;

        (C)  as to the shareholder giving the notice and any shareholder associated person, their names and addresses, as they appear on our share ledger and current names and addresses, if different;

        (D)  as to the shareholder giving the notice and any shareholder associated person, the record of all purchases and sales of our securities by such shareholder or shareholder associated person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

        (E)  to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a director on the date of such notice.

        A "shareholder associated person" of any shareholder is (1) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (2) any beneficial owner of our shares of beneficial interest owned of record, or beneficially, by such shareholder and (3) any person controlling, controlled by or under common control with such shareholder or shareholder associated person.

        Our nominating and governance committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as directors, our nominating and governance committee seeks individuals who have qualities which the committee believes may be effective in serving our long term best interests. Among the characteristics which the committee considers are the following: the quality of the candidate's past services to the company, if any; the business and personal experience of the candidate and their relevance to our business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment, the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; the status of the candidate as independent of management; and other matters that the nominating and governance committee deems appropriate. In seeking candidates for directors who have not previously served as our directors, the nominating and governance committee may use the business, professional and personal contacts of its members, it may accept recommendations from other board members, and, if it considers it appropriate, the nominating and governance committee may engage a professional search firm. Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by our nominating and governance committee.

        To be eligible for consideration at our 2006 annual meeting, shareholder nominations of a candidate (or candidates) to be elected as a director (or directors) must be received at our principal executive offices no earlier than December 13, 2005 and no later than January 12, 2006. Shareholder nominations must also be made in compliance with the informational requirements about the nominee and the nominating shareholder and otherwise as set forth in our bylaws. Shareholder nominations which are recommended by our nominating and governance committee and supported by our board will appear in our 2006 proxy statement. Shareholder nominations which are properly made in accordance with our bylaws but are not recommended by our nominating and governance committee or are not supported by our board will not appear in our 2006 proxy statement, but they may be considered at our annual meeting.

        In 2004, we did not pay any third party to identify or to assist in the evaluation of any candidate for election to our board. We did not receive any shareholder recommendations or nominations for our board for the 2005 annual meeting, except the nominations made by our board which includes board members who are shareholders.

        Under our bylaws and the rules and regulations of the SEC, to be eligible for inclusion in the proxy statement for our 2006 annual meeting, shareholder proposals other than nominations must be received at our principal executive offices no later than December 13, 2005, and must otherwise satisfy the conditions for inclusion established by our bylaws and the SEC. Proposals by shareholders, other than nominations intended for presentation at the 2006 annual meeting but not intended to be included in our proxy statement for that meeting, must be received at our principal executive offices no earlier than December 13, 2005, and no later than January 12, 2006, and must meet all other requirements of our bylaws and of the SEC.

        Copies of our bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to our Secretary, Five Star Quality Care, Inc., 400 Centre Street, Newton, MA 02458.

SUMMARY COMPENSATION TABLE

        The following table provides certain information concerning the compensation of our Chief Executive Officer and the other named executive officers for the past three years:

Long Term Compensation
Annual Compensation
Name and Principal Position
	Year	Salary		Bonus		Restricted Share Awards
Evrett W. Benton President, Chief Executive Officer and Secretary	2004 2003 2002	$ $ $	200,000 200,000 200,000	$ $ $	350,000 300,000 250,000	$ $	139,800 33,800 —	(1) (1)
Rosemary Esposito, RN Senior Vice President, Chief Operating Officer and Chief Clinical Officer	2004 2003 2002	$ $ $	250,000 250,000 240,000	$ $ $	80,000 50,000 40,000	$ $	69,900 16,900 —	(1) (1)
Maryann Hughes Vice President and Director of Human Resources	2004 2003 2002	$ $ $	170,000 159,377 140,962	$ $ $	45,000 35,000 30,000	$ $	34,950 8,450 —	(1) (1)
Bruce J. Mackey Jr. Treasurer, Chief Financial Officer and Assistant Secretary	2004 2003 2002	$ $ $	179,698 171,154 127,692	$ $ $	120,000 100,000 48,000	$ $	69,900 16,900 —	(1) (1)

(1)
All incentive share awards provide that one third of each award vests on the grant date and one third vests on or about each of the next two anniversaries following the grant. In the event an executive officer granted an incentive share award ceases to perform duties for us or ceases to be our officer or employee, the common shares which have not yet vested may be repurchased by us for nominal consideration. The dollar amounts shown in the table represent the vested and unvested total number of our common shares awarded during the year shown multiplied by the closing price for our common shares on the AMEX on the date of grant.

At December 31, 2004, Mr. Benton, Ms. Esposito, Ms. Hughes and Mr. Mackey owned 40,000, 20,000, 10,000 and 20,000 common shares, respectively, which were granted under our stock option and stock incentive plan since 2003 and include both vested and unvested common shares. Based on a closing price of $8.47 per share for our common shares on December 31, 2004, these common shares had a value of $338,800, $169,400, $84,700 and $169,400, respectively.

        Messrs. Benton and Mackey each devote a substantial majority of their business time to providing services as our officers and employees; however, Messrs. Benton and Mackey also dedicate some of their business time to providing services to RMR. Therefore, in addition to receiving compensation paid by us, each of Messrs. Benton and Mackey receive compensation for these separate services to RMR from RMR and some equity compensation from companies affiliated with RMR. None of our executive officers has an employment agreement with us or RMR.

Performance Graph—Comparison of Cumulative Total Return

        The graph below shows the cumulative total shareholder returns on our common shares, assuming a $100 investment on December 17, 2001, the date our common shares began to trade publicly, as compared with: (a) the Standard & Poor's SmallCap 600 Index and (b) a self-constructed peer group, composed of the following senior living companies: American Retirement Corporation, Emeritus Corporation, Capital Senior Living Corporation and National Healthcare Corporation. The graph assumes reinvestment of dividends, if any.

Compensation Committee Report

        The executive compensation programs are designed to (i) attract and retain experienced and well-qualified executives and (ii) motivate them to enhance long term shareholder value. In setting the compensation level for executive officers, we were guided by the following considerations:

  •
  compensation levels should be competitive with compensation generally being paid to executives in the senior living industry to ensure our ability to attract and retain qualified executives; and

  •
  each executive officer's compensation should reflect the company's performance, the performance of the executive officer's department, if applicable, and the performance of the executive officer.

        Each executive officer's total compensation package included a salary and cash bonus determined by us and various benefits, including medical insurance plans, that are available to all of the company's employees. We attempt to keep the company's compensation programs competitive by comparing them with those of other local businesses and with companies in the senior living industry nationally. We consider several aspects of corporate performance in determining executive compensation and attempt to balance the compensation level for an individual executive officer against his or her specific job requirements, including the individual's level of influence on obtaining corporate objectives.

        Cash Compensation.    We determined the 2004 salaries for the Chief Executive Officer and the other executive officers after reviewing the salaries paid by the company's competitors to executives holding comparable positions. We also reviewed executive salaries during 2004, and determined any increases or decreases in annual salaries based on a comparison of each executive officer's actual performance against his or her performance objectives, as well as on various other factors. Cash bonuses are determined at the end of the year based on the company's performance and its Chief Executive Officer's and other executive officers' accomplishments for the year. In determining the Chief Executive Officer's and other executive officers' salaries and bonuses for 2004, we considered the company's initiatives, including its completion and integration of acquisitions, effective cost reduction programs and continued responses to industry and economic factors which impacted its business. Among the subjective factors considered by us in making salary and bonus decisions were the Chief Executive Officer's and the other executive officers' abilities to provide leadership, develop the company's business, promote its image with its residents and shareholders and manage its growth. When awarding salaries and bonuses to the Chief Executive Officer and Chief Financial Officer, we also considered the compensation paid to each of these officers by their other employer, RMR.

        Equity Compensation.    The equity compensation program for the executive officers that the company presently uses is designed to (1) provide long-term incentives to executive officers, (2) tie compensation to creating long term shareholder value, and (3) encourage executive officers to remain with the company and promote its business. We administer the company's stock option and stock incentive plan and determine what grants of shares, options or other rights are to be made to the Chief Executive Officer and others. The board may, but is not required to, ratify grants made by us. In addition, in granting shares, options or other rights, we expect to consider factors such as the market valuation of the company's common shares, the amount and terms of restricted shares granted to the executive officers of the company's competitors and the amount of time spent on, and the complexity of, the duties performed. We may impose vesting and other conditions on granted shares, options and other rights and have done so.

        In 2004, Mr. Benton, Secretary and President, received a grant of 20,000 common shares under the stock option and stock incentive plan, Ms. Esposito, Senior Vice President, Chief Operating Officer and Chief Clinical Officer, received a grant of 10,000 common shares under the stock option and stock incentive plan, Ms. Hughes, Vice President and Director of Human Resources, received a grant of 5,000 common shares under the stock option and stock incentive plan, and Mr. Mackey, Treasurer, Chief Financial Officer and Assistant Secretary, received a grant of 10,000 common shares under the stock option and stock incentive plan. One third of these awards vested immediately upon grant, and one third will vest in November 2005 and 2006, respectively. The determination of the number of common shares granted to these individuals was based on the number of common shares previously granted to them, the fair market value of the common shares granted, and our opinion as to the value of the services performed by each individual.

COMPENSATION COMMITTEE Barbara D. Gilmore, Chair Bruce M. Gans, M.D. Arthur G. Koumantzelis

Audit Committee Report

        In the course of our oversight of the company's financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2004; (2) discussed with Ernst & Young LLP, the company's independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of nonaudit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

        Based on the foregoing review and discussions, the audit committee recommends to the board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE Arthur G. Koumantzelis, Chair Bruce M. Gans, M.D. Barbara D. Gilmore

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding the beneficial ownership of our common shares by each person or entity known to us to be the beneficial owner of more than 5% of our common shares and by each of our directors and executive officers, individually and as a group, as of March 1, 2005. Unless otherwise indicated, each owner named below has sole voting and investment power for all common shares shown to be beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent
Beneficial Owners of More Than 5% of our Common Shares
Wells Fargo & Company(2)	989,129	8.1%
Directors and Executive Officers(3)
Evrett W. Benton(4)	90,405	*
Rosemary Esposito(4)	20,000	*
Bruce M. Gans, M.D.(5)	6,190	*
Barbara D. Gilmore(5)	5,000	*
Maryann Hughes(4)	10,000	*
Arthur G. Koumantzelis(5)	6,225.6	*
Bruce J. Mackey Jr.(4)	20,018.2	*
Gerard M. Martin(5)(6)	178,371.9	1.5%
Barry M. Portnoy(5)(6)	178,371.9	1.5%
All directors and executive officers as a group (nine persons)(4)(5)(6)	479,582.6	3.9%

*
Less than 1% of our common shares.

(1)
Our charter places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our equity shares. Additionally, the terms of our leases with SNH and our agreement with RMR contain provisions whereby our rights under these agreements may be cancelled by SNH and RMR, respectively, upon the acquisition by any person or group of more than 9.8% of our voting stock or upon other change in control events, as defined. If the breach of these ownership limitations causes a lease default, shareholders causing the default may become liable to us or to other shareholders for damages.

(2)
This information is presented as of December 31, 2004, and is based solely on a Form 13F filed with the SEC on February 11, 2005. These common shares are held by Wells Fargo & Company, or Wells Fargo, a holding company, and certain of its subsidiaries. Wells Fargo has reported that it has voting authority over 954,769 of such shares. The address of Wells Fargo is 420 Montgomery Street, San Francisco, CA 94163.

(3)
The address of each named director and executive officer is c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.

(4)
Includes the following common shares granted under our stock option and stock incentive plan which have not vested: Mr. Benton—20,000.00 common shares; Ms. Esposito—10,000.01 common shares; Ms. Hughes—5,000.02 common shares; and, Mr. Mackey—10,000.01 common shares.

(5)
Includes the annual grant of 4,000 common shares as part of the annual compensation to each director.

(6)
Messrs. Martin and Portnoy each directly own 131,000 common shares. Mr. Martin is the sole stockholder of a corporation which owns 12,371.9 common shares. Mr. Portnoy is the sole stockholder of a separate corporation which owns 12,371.9 common shares. Messrs. Martin and Portnoy are each 50% owners and directors of RMR, the manager to SNH. SNH, of which Messrs. Martin and Portnoy are managing trustees, owns 35,000 common shares. Under applicable regulatory definitions, Messrs. Martin and Portnoy may be deemed to have beneficial ownership of our shares owned by SNH; however, Messrs. Martin and Portnoy disclaim beneficial ownership of our common shares owned by SNH.

Certain Relationships and Related Transactions

        On December 31, 2001, SNH distributed substantially all of its ownership of our shares to its shareholders. In order to effect this spin off and to govern relations after the spin off, we entered into agreements with SNH, pursuant to which it was agreed, among other things, that:

  •
  so long as SNH remains a real estate investment trust, or REIT, we may not waive the share ownership restrictions in our charter on the ability of any person or group to acquire more than 9.8% of any class of our equity shares without, among other requirements, the consent of SNH and our determination that the exception to the ownership limitations would not cause a default under any of our leases;

  •
  so long as we are a tenant of SNH, we will neither permit any person or group to acquire more than 9.8% of any class of our voting stock or permit the occurrence of other change in control events, as defined, nor will we take any action that, in the reasonable judgment of SNH or HRPT (another REIT which owns shares of SNH), might jeopardize the tax status of SNH or HRPT as REITs;

  •
  SNH has the option, upon the acquisition by a person or group of more than 9.8% of our voting stock and upon other change in control events, as defined, to cancel all of our rights under the leases we have with SNH; and

  •
  so long as we maintain our shared services agreement with RMR, we will not acquire or finance any real estate without first giving SNH, HRPT or any other publicly owned REIT or other entity managed by RMR, the opportunity to acquire or finance real estate investments of the type in which SNH, HRPT or any other publicly owned REIT or other entity managed by RMR, respectively, invest.

        At the time of our spin off from SNH, all of the persons serving as our directors were trustees of SNH. Our two managing directors, Messrs. Martin and Portnoy, are currently the managing trustees of SNH.

        Of the 148 senior living communities we currently operate, 128 are leased from SNH for total annual minimum rent of $95.8 million.

        During 2003, we and SNH were jointly involved in litigation with Marriott International, Inc., the operator of the senior living communities which we leased from SNH. We and SNH equally shared the costs of this litigation. This litigation was settled in January 2004.

        Since January 1, 2004, we have entered into or agreed to enter into multiple transactions with SNH, including the following:

  •
  On March 1, 2004, SNH purchased from us one independent and assisted living community with 229 units located in Maryland. The purchase price was $24.1 million, the appraised value of the property. Simultaneous with this purchase, our existing leases with SNH were modified as follows:

    •
    the lease for 53 nursing homes and the lease for 13 independent and assisted living communities were combined into one lease and the property acquired on March 1, 2004 was added to this combined lease;

    •
    the combined lease maturity date was changed to December 31, 2020 from December 31, 2018 and 2019 for the separate leases;

    •
    our minimum rent for the combined lease of 53 nursing homes and 14 independent living communities was increased by $2.4 million;

    •
    for all of our leases with SNH, the amount of additional rent to be paid to SNH was changed to 4% of the increase in revenues at the leased properties beginning in 2006. Prior to the lease combination, the percentage and the beginning time period for the nursing home lease and the independent and assisted living community lease was 3% in 2004 and 4% in 2005, respectively; and

    •
    all other lease terms remain substantially unchanged.

  •
  In 2003, SNH evicted a nursing home tenant that had defaulted on its obligations to SNH. Until May 2004, we managed this nursing home for SNH's account. Effective on May 1, 2004, we agreed with SNH to add this nursing home to a multi property lease from SNH and to increase the annual rent by $180,000. All other lease terms remained unchanged.

  •
  One of the properties we lease from SNH was subject to a ground lease from an unaffiliated third party. We were responsible for paying the ground rent of $307,000 per year. On June 3, 2004, SNH exercised an option to purchase this land for $3.6 million and acquired the landlord's rights and obligations under the ground lease. We now pay the ground rent to SNH.

  •
  On November 18, 2004, SNH loaned us $117.0 million in connection with our acquisition of LTA Holdings, Inc. Such loan was repaid on November 19, 2004 with the proceeds we received from a $148.2 million sale leaseback with SNH for 31 of the 47 acquired communities and a $16.8 million mortgage loan from SNH secured by five of our communities. This mortgage was repaid in December 2004.

  •
  During 2004, pursuant to the terms of our leases with SNH, we sold to SNH $9.5 million of improvements we had made to its properties, and our annual rent payable to SNH was increased by 10% of SNH's purchase price, or $945,700.

        Our Chief Executive Officer and Chief Financial Officer are also officers and employees of RMR. These officers devote a substantial majority of their business time to our affairs and the remainder to RMR's business which is separate from our business. We believe the compensation we pay to these officers reasonably reflects their division of business time; however, periodically, these individuals may divide their business time differently than they do currently and their compensation from us may become disproportionate to this division.

        RMR provides management and administrative services to us under a shared services agreement. RMR is compensated at an annual rate equal to 0.6% of our total revenues. Aggregate fees earned by RMR for services during 2004 were $3.7 million. RMR also provides the internal audit function for us and for other publicly owned companies to which it provides management services. We pay a pro rata share of RMR's costs in providing that function. Our audit committee approves the identity and salary of the individual serving as our director of internal audit, as well as the pro rata share of the costs which we pay. The fact that RMR has responsibilities to other entities, including one of our landlords, SNH, could create conflicts; and in the event of such conflicts between SNH and us, the shared services agreement allows RMR to act on behalf of SNH rather than on our behalf. RMR is owned by Messrs. Martin and Portnoy who are our managing directors. Messrs. Martin and Portnoy each have material interests in the transactions between us and RMR described above. All transactions between us and RMR are approved by our independent directors. Our compensation committee has approved the renewal of the shared services agreement for its current term which will end December 31, 2005.

        Messrs. Martin and Portnoy own the building in which our headquarters is located. Our lease for space was originally executed by FSQ. This lease expires in 2011. We paid rent, which includes our proportional share of utilities and real estate taxes, under this lease during 2004 of $561,124.

        Until March 31, 1997, Mr. Portnoy was a partner of Sullivan & Worcester LLP, our counsel and counsel to SNH, RMR and affiliates of each of the foregoing, and he received payments from that firm during 2004 in respect of his retirement.

        Wells Fargo beneficially owns 8.1% of our common shares. Wells Fargo Bank, N.A., an affiliate of Wells Fargo, became the transfer agent and registrar for our common shares, effective as of December 13, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of securities with the SEC and the AMEX. Our executive officers, directors and greater than 10% shareholders are required to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of these reports furnished to us or written representations that no such reports were required, we believe that, during 2004, all filing requirements applicable to our executive officers, directors and greater than 10% shareholders were timely met.

AUDITORS

        Our audit committee appointed Ernst & Young LLP as our independent auditors for 2004. A representative of Ernst & Young LLP is expected to be present at our annual meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at our annual meeting.

        The fees for services provided by Ernst & Young LLP to us in the last two fiscal years were as follows:

	FY 2003	FY 2004
Audit Fees	$693,400	$1,045,727
Audit-Related Fees	53,000	166,225
Tax Fees	25,000	31,000

Subtotal	771,400	$1,242,952
All Other Fees	—	—

Ernst & Young LLP Total Fees	$771,400	$1,242,952

        Our audit committee has established policies and procedures which are intended to control the services provided by our auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our auditors unless the engagement is specifically approved by our audit committee or the services are included within a category which has been pre-approved by our audit committee. The maximum charge for services is established by the audit committee when the specific engagement or the category of services is approved or pre-approved. In certain circumstances, management is required to notify the audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. Our director of internal audit is responsible to report to our audit committee regarding compliance with these policies and procedures.

        Our audit committee will not approve engagements of our auditors to perform non-audit services for us if doing so will cause our auditors to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, our audit committee considers among other things, whether our auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers.

        Since May 6, 2003, the date when SEC rules relating to approval of services by auditors became effective, through December 31, 2004, all services for which we engaged our auditors were approved by our audit committee. The total fees we paid to Ernst & Young LLP for services in 2003 and 2004 are set forth above. The audit related services provided to us in 2003 and 2004 concerned the audit of our Five Star Quality Care, Inc. 401(k) Retirement Plan, an audit of one of our captive insurance companies and due diligence services provided to us in connection with our various acquisitions. The tax services provided in 2003 and 2004 involved reviewing our tax reporting and tax compliance procedures. Our audit committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP's providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders of our common shares may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement or annual report may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to you if you call or write to us at the following address or telephone number: Investor Relations, Five Star Quality Care, Inc., 400 Centre Street, Newton, MA 02458, telephone (617) 796-8387. If you want to receive separate copies of our proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

        At this time, we know of no other matters which will be brought before our annual meeting. However, if other matters properly come before our annual meeting or any postponement or adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By Order of the Board
EVRETT W. BENTON, Secretary

Newton, Massachusetts
April 12, 2005

APPENDIX A

FIVE STAR QUALITY CARE, INC.

CHARTER OF THE AUDIT COMMITTEE

Adopted March 31, 2005

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditor. The Audit Committee is also responsible for preparing the report required to be included in the proxy statement for the Company's annual meeting of shareholders under rules and regulations of the Securities and Exchange Commission ("SEC") and any other reports required to be prepared by it under the rules and regulations of the SEC or the American Stock Exchange ("AMEX").

In discharging its oversight role, the Audit Committee is empowered to investigate any matter within the Audit Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the Company. The Audit Committee shall have the authority to retain and determine funding for independent legal, accounting or other consultants or advisors to advise the Audit Committee for this purpose.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to (and shall directly report to) the Audit Committee, as representatives of the shareholders.

The Audit Committee has final authority and responsibility for the appointment and assignment of duties to the director of internal audit. The Audit Committee shall direct that the director of internal audit and staff be authorized to have full, free and unrestricted access to all the functions, records, property and personnel of the Company in order to carry out the duties prescribed by the Audit Committee.

The Audit Committee shall assist the Board of Directors in carrying out its responsibility for the oversight of the Company's Compliance Program.

The Audit Committee shall annually (a) review and, if appropriate, update this Charter, and (b) review and evaluate the performance of its duties.

The activities enumerated in Section IV of this Charter are designed to promote the Audit Committee's fulfillment of this function, as well as to facilitate communications between the Board of Directors, the Company's management and the Company's internal audit department and independent auditor on significant accounting judgments, estimates, principles, practices and policies. Notwithstanding the Audit Committee's role in oversight of the Company's financial reporting process and financial statements, it is acknowledged that the Company's management ultimately has responsibility for that process and those financial statements.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall meet the independence and experience requirements of the Rules of the AMEX and any other applicable laws and regulations.

At least one member of the Audit Committee shall be a "financial expert" within the meaning of the rules and regulations of the SEC (as determined by the Board of Directors in its business judgment).

The members of the Audit Committee shall be elected by the Board of Directors or an authorized committee thereof, and vacancies on such Audit Committee shall be filled as provided in the Bylaws. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

No member of the Audit Committee shall (a) directly or indirectly receive consulting, advisory or other compensatory fees other than Board of Directors fees or Audit Committee fees or other Board committee fees; or (b) be an "affiliated person" (as defined by SEC rules and regulations) of the Company or any subsidiary thereof, unless permitted by an exemption provided by such rules and regulations. The Company shall make required disclosure of the exception in its annual proxy statement.

No member of the Audit Committee may simultaneously serve on the audit committees of more than three public companies (excluding investment management companies) unless the Board of Directors shall determine that such simultaneous service will not impair the ability of such member to effectively serve on the Audit Committee, and the Company shall disclose this determination in its next annual proxy statement.

III.    MEETINGS

It is expected that the Audit Committee will meet at least four times a year, on a quarterly basis, or more frequently as the circumstances require. Meetings of the Audit Committee shall be called and held, and the Audit Committee may act by written consent in lieu of a meeting, as provided in the Bylaws.

The Audit Committee shall meet in separate executive sessions with management, the director of internal audit and the independent auditor to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately.

IV.    RESPONSIBILITIES AND DUTIES

The following are activities of the Audit Committee designed to promote the fulfillment of its functions as described in this Charter (these functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances):

DOCUMENTS/REPORTS REVIEW

1.
Review the Company's annual and quarterly financial statements released to the public, including any certification, report, opinion, or review rendered by the independent auditor, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and

  Results of Operations," prior to the filing of any such items with the SEC. Such review shall specifically include a discussion with management regarding:

  (a)
  All critical accounting estimates and judgments including how policies were chosen among alternatives, the methodology of applying those estimates and policies, and the assumptions made, and the impact of changes in those policies, both qualitatively and quantitatively;

  (b)
  Any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on the Company's financial statements, financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses; and

  (c)
  All material related-party transactions.

2.
Discuss the Company's audited financial statements with representatives of the Company's management.

3.
Quarterly, in connection with the preparation of each periodic report of the Company, review management's disclosures to the Audit Committee and the contents of each certification filed or furnished with such report. This review shall include a discussion with the President and the Treasurer of material weaknesses and significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and any material weaknesses in internal controls identified by the President and the Treasurer, and any fraud (without regard to materiality) involving management or employees with a significant role in the Company's internal controls.

INDEPENDENT AUDITOR

4.
Possess the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor; and determine the appropriate funding for payment of compensation (a) to the independent auditor for the purpose of rendering or issuing an audit report; and (b) to any advisors employed by the Audit Committee to carry out its duties.

5.
At least annually, obtain and review a report by the independent auditor describing: (a) the firm's internal quality-control procedures; and (b) any material issues raised by (1) the most recent internal quality-control review, or peer review, of the firm, or (2) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

6.
At least annually, evaluate the independence of the independent auditor by:

(a)
Obtaining from and discussing with the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company and services performed by the independent auditor for the Company, and their impact on the objectivity and independence of the independent auditor;

(b)
Reviewing and evaluating the lead partner of the independent auditor;

(c)
Considering whether there should be a rotation of the audit firm in order to ensure auditor independence; and

  (d)
  Confirming that no partner of the independent auditor on the audit engagement team has performed audit services for the Company for longer than the time period permitted by SEC rules and regulations;

and present its conclusions to the Board of Directors.

7.
Periodically consult with the independent auditor out of the presence of management about internal controls and the quality, acceptability, fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

8.
Discuss the Company's financial statements with representatives of the Company's management.

9.
In connection with the financial statements contained in the Company's periodic filings with the SEC, require the independent auditor and a representative of the Company's financial management to inform the Audit Committee (either as a committee or through the Chair, representing the Audit Committee) about:

(a)
All critical accounting policies and practices, alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including their ramifications, and the independent auditor's preferred treatment;

(b)
Significant new accounting practices and principles;

(c)
Significant management judgments and accounting estimates and their appropriateness;

(d)
Audit adjustments and unadjusted differences;

(e)
Disagreements with management;

(f)
Other information in documents containing the financial statements;

(g)
Material written communications between the independent auditor or its firm and management, such as any management letter or schedule of unadjusted differences; and

(h)
Other matters from time to time specified in Statement of Accounting Standards No. 61 (or any successor standard thereto).

  Such discussion shall occur prior to the issuance by the independent auditor of reports on or reviews of the financial statements.

10.
Consider and make recommendations to the Board of Directors concerning major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

11.
Discuss the general contents of earnings press releases (including the use of "pro forma" or "adjusted" information that does not conform to Generally Accepted Accounting Principles), as well as financial information and earnings guidance provided to analysts and rating agencies.

PROCESS IMPROVEMENT

12.
At least quarterly, meet, separately, with management, the internal auditing staff and the independent auditor. The Audit Committee shall also periodically review (a) major issues regarding accounting principles and practices and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and practices, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of application of alternative Generally Accepted Accounting Principles on the financial statements.

13.
Regularly review with the independent auditor:

(a)
Any problems or difficulties encountered in the course of the audit work, including any restrictions or changes on the scope of the activities or access to requested information, and the Company's response;

(b)
Any significant disagreements with management;

(c)
Any material changes required by either management or the independent auditor in the planned scope of the outside or internal audit; and

(d)
The internal audit department responsibilities, budget and staffing.

14.
Periodically, meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, and to discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.
Periodically, meet with management, the independent auditor, the director of internal audit and such other persons as they may from time to time select. Such meetings shall include, as appropriate, a review of any legal, regulatory or compliance matters (including any material reports or inquiries received from regulators or governmental agencies) or accounting initiatives that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board or other regulatory authorities with relevant jurisdiction.

16.
Review any disclosure concerning the Audit Committee or its membership required to be included in the Company's Annual Report on Form 10-K, Quarterly Report on Form 10-Q or proxy statements under the rules of the SEC or AMEX.

APPROVAL OF AUDIT SERVICES

17.
Approve all audit and non-audit services prior to the appointment or engagement of the independent auditor to provide such services to the Company, which approvals may be under policies and procedures set forth in advance by the Audit Committee.

18.
The Audit Committee may delegate to one or more members the authority to grant the approvals required by the preceding paragraph. The decisions of any member to whom authority is delegated to approve an activity under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

19.
Review the plan for and scope of the annual audit and any special audits.

20.
Periodically review status reports on progress in accomplishing the plan for the annual audit and any special audits.

INTERNAL AUDIT FUNCTION

21.
Review and approve the annual internal audit plan including the scope and timing of each internal audit activity.

22.
Periodically meet with the director of internal audit to review the results of internal audits and the status of accomplishing the internal audit plan.

REPORTS OF THE AUDIT COMMITTEE

23.
Prepare any reports required to be prepared by the Audit Committee under the rules of the SEC or the AMEX.

24.
The Audit Committee's policies and procedures for approvals of audit and non-audit services shall be disclosed in, or included with, the Company's annual proxy statement and annual report filed with the SEC.

COMPLIANCE PROGRAM

25.
Oversee and direct the Compliance Officer and the Director of Internal Audit in the operation of the Compliance Program.

26.
Review reports from the Corporate Compliance Officer and/or the Corporate Compliance Council regarding operation of the Compliance Program, including any reports of audits performed on the Program's effectiveness.

27.
Review reports from the Director of Internal Audit, Corporate Compliance Officer and/or Corporate Compliance Council regarding any potential violations of the Code of Business Conduct and Ethics or applicable laws and provide guidance to the Director of Internal Audit in conducting internal investigations.

28.
Recommend to the Board of Directors adoption of changes in or revisions to the Company's Code of Business Conduct and Ethics and in the Compliance Program that the Audit Committee may deem necessary from time to time.

OTHER DUTIES

29.
Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

30.
The Audit Committee hereby establishes a policy that the Company may not hire employees or former employees of the independent auditor if their status as employees would cause the independent auditor to cease being independent under applicable SEC rules and regulations or the standards of the Public Company Accounting Oversight Board.

31.
Report regularly to the Board of Directors. The Audit Committee shall discuss with the full Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, or the performance of the internal audit function.

32.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

33.
Annually review the Audit Committee's own performance.

34.
Perform any other activities consistent with this Charter, the Company's charter and Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

V.    GENERAL PROVISIONS

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits of those financial statements, or to determine that those financial statements are complete and accurate and in accordance with Generally Accepted Accounting Principles. This is the responsibility of the Company's management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws and regulations.

The Audit Committee is by this Charter delegated the powers of the Board of Directors necessary to carry out its purposes, responsibilities and duties provided in this Charter or reasonably related to those purposes, responsibilities and duties.

The Audit Committee may form and delegate authority to subcommittees of one or more members when appropriate. Any subcommittee shall be subject to this Charter. The decisions of any subcommittees to which authority is delegated under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

This Charter amends in its entirety and replaces the charter of the Audit Committee as heretofore in effect.

Five Star Quality Care, Inc.
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, May 11, 2005
3:00 p.m.
400 Centre Street
Newton, MA 02458

[Logo of Five Star Quality Care, Inc.]	Five Star Quality Care, Inc. 400 Centre Street Newton, Massachusetts 02458	proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 11, 2005.

The undersigned shareholder of Five Star Quality Care, Inc., a Maryland corporation, or the Company, hereby appoints Evrett W. Benton, Gerard M. Martin and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Company to be held at the Company's offices at 400 Centre Street, Newton, Massachusetts, on Wednesday, May 11, 2005, at 3:00 p.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the annual meeting of shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR the Proposal.

1.	Election of Directors in Group I:	01 Barry M. Portnoy 02 Barbara D. Gilmore, R.N.	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.
In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

Address Change?        Mark Box ☐        Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2005
PROXY STATEMENT
  Item 1. Election of two directors in Group I to our board.
NOMINEES FOR TERM EXPIRING IN 2008
CONTINUING DIRECTORS
EXECUTIVE OFFICERS
BOARD COMMITTEES
COMMUNICATIONS WITH DIRECTORS
MEETINGS BY INDEPENDENT DIRECTORS
SELECTION OF CANDIDATES FOR DIRECTORS; SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS
SUMMARY COMPENSATION TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
APPENDIX A